UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15 (D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009
______________

IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
______________

Delaware	000-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (818) 407-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On May 19, 2009, Image Entertainment, Inc. (the “Company”) engaged Houlihan Lokey Howard & Zukin Capital, Inc. as the Company’s financial advisor.  A copy of the press release announcing the engagement is furnished as Exhibit 99.1 attached hereto.

Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Exhibit Description
	99.1	Press Release dated May 20, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Date:	May 20, 2009	By:	/s/ MICHAEL B. BAYER
			Name	Michael B. Bayer
			Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 20, 2009.